CITY NATIONAL BANCSHARES CORPORATION
                                900 Broad Street
                            Newark, New Jersey 07102

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To be held on Thursday, May 20, 2004

Notice is hereby given that the Annual Meeting of Stockholders of City National Bancshares Corporation (the "Corporation") will be held at City National Bank of New Jersey located at 900 Broad Street, Newark, New Jersey, on Thursday, May 20, 2004, at 6:00 p.m. for the following purposes:

      1. To elect three (3) directors for a term of three (3) years or until their successors are elected and qualified; and

      2. To ratify the appointment of KPMG LLP as the Corporation's independent auditors for the fiscal year ending December 31, 2004.

Stockholders of record at the close of business on April 10, 2004 are entitled to notice of and to vote at the meeting.

The Corporation's Proxy Statement and its 2003 Annual Report to Stockholders accompany this Notice.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. ACCORDINGLY, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                By order of the Board of Directors


                                Lemar C. Whigham
                                Secretary

Newark, New Jersey
March 28, 2004

                      CITY NATIONAL BANCSHARES CORPORATION
                                900 Broad Street
                            Newark, New Jersey 07102
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 2004

Introduction

The enclosed proxy is solicited by and on behalf of the Board of Directors of City National Bancshares Corporation (the "Corporation") for use at the Annual Meeting of Stockholders to be held on Thursday, May 20, 2004, at 6:00 p.m., at City National Bank of New Jersey located at 900 Broad Street, Newark, New Jersey or at any adjournment thereof.

Voting and Revocability of Proxy

The enclosed proxy is for use at the meeting if you do not attend the meeting, or if you wish to vote your shares by proxy even if you attend the meeting. You may revoke your proxy anytime before its exercise by (i) giving written notice to the Secretary of the Corporation, (ii) submitting a proxy having a later date, or (iii) appearing at the meeting and requesting to vote in person. Where a choice or abstention is specified in the form of proxy with respect to a matter being voted upon, the shares represented by proxy will be voted in accordance with such specification. If a proxy is signed but no specification is given, the shares will be voted for the director nominees named herein and in favor of the other proposal described below.

This Proxy Statement and the enclosed proxy and 2003 Annual Report to Stockholders are being first mailed to our stockholders on or about April 25, 2004. The Corporation will bear the cost of preparing this Proxy Statement and of soliciting proxies in the enclosed form. Proxies may be solicited by our employees, either personally, by letter or by telephone. Such employees will not be specifically compensated for soliciting said proxies.

Only holders of record of the Corporation's common stock at the close of business on April 10, 2004 (the "Record Date"), are entitled to notice of, and to vote at, the meeting. At the close of business on the Record Date, there were outstanding and entitled to vote, 131,469 shares of common stock, each of which is entitled to one vote. The presence in person or by proxy of a majority of the outstanding shares of common stock will constitute a quorum for the purposes of the meeting.

For purposes of counting votes, abstentions and broker non-votes (i.e., shares held by brokers that they can't vote because they haven't received voting instructions from their customers with respect to matters voted on) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the votes cast on any matter at the meeting, only "FOR" and "AGAINST" votes are included.

The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expense incurred in sending proxies and proxy materials to beneficial owners of the Corporation's common stock.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information with respect to each person known to the Corporation to be a beneficial owner of more than 5% of the Corporation's common stock as of April 10, 2004. This information is based on
Schedule 13D reports filed with the Securities and Exchange Commission ("SEC") by each of the persons or entities listed below. If you wish, you may obtain these reports from the SEC.

                                      Number of Shares       Percentage of Total
Name                                 Beneficially Owned      Shares Outstanding
----                                 ------------------      ------------------
Louis E. Prezeau                          21,776(1)                17.47%

Lemar C. Whigham                           9,460(2)                 7.59%

Carolyn M. Whigham                         8,495                    6.78%

Eugene Giscombe                           10,450(3)                 8.38%


----------
(1) Includes 2,375 shares held by his sons, 110 shares held by his daughter and 1,402 shares held by his wife.

(2)   Includes 1,000 shares held by his wife.

(3)   Includes 780 shares held by his wife.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Board of Directors of the Corporation is divided into three classes of approximately equal size. Directors are elected for three-year terms on a staggered basis, so that the term of office of one class will expire each year at the annual meeting of stockholders when a successor is elected and qualified and terms of office of the other classes will extend for additional periods of one and two years, respectively.

Voting Procedures

Directors are elected by a plurality of votes cast. Shares cannot be voted for a greater number of persons than the number of nominees named herein. Should any nominee be unavailable for election by reason of death or other unexpected occurrence, the enclosed proxy, to the extent permitted by applicable law, may be voted with discretionary authority in connection with the nomination by the Board and the election of any substitute nominee. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW TO SERVE FOR A THREE (3) YEAR TERM EXPIRING AT THE 2007 ANNUAL MEETING OF STOCKHOLDERS.

Barbara Bell Coleman, Norman Jeffries and Lemar C. Whigham, who are currently serving as directors of the Corporation, are being nominated to serve as directors with terms expiring at the 2007 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

Information is presented below as of March 10, 2004 business experience, the number of shares of the Corporation beneficially owned and the period during which each director has served on the Board of Directors of the Corporation and the Board of Directors of City National Bank of New Jersey (the "Bank"), as well as the number of shares of such common stock beneficially owned by all directors and executive officers as a group.

                                                                                                       Number of
                                                                                                         Shares       Percentage of
                                   Director   Term                                                    Beneficially    Total Shares
Name of Director            Age    Since      Ends     Business Experience                               Owned         Outstanding
----------------            ---    -----      ----     -------------------                               -----         -----------
Douglas E. Anderson         54     1989       2005     Retired Executive Vice President,                   765(1)            *
                                                       JPMorgan Chase Bank

Barbara Bell Coleman        53     1995       2004     President, BBC Associates, L.L.C.                   997               *
                                                       (consulting services)

Leon Ewing                  75     1973       2006     President, Ewing Bonding Agency                   3,055(2)         2.27%

Eugene Giscombe             63     1991       2005     President, Giscombe Henderson, Inc.              10,400(3)         7.73%
                                                       (property management firm) President, 103
                                                       East 125th Street Corporation (property
                                                       holding company)

Norman Jeffries             61     1989       2004     Comptroller, Montclair Child Development            439               *
                                                       Center

Louis E. Prezeau            61     1989       2005     President and Chief Executive Officer, City      21,776(4)        16.19%
                                                       National Bank of New Jersey and City
                                                       National Bancshares Corporation

Lemar C. Whigham            60     1989       2004     President, L & W Enterprises (vending             9,460(5)         7.03%
                                                       machine operations)

Directors and                                                                                           51,787           38.49%
executive officers as a
group (10 persons)

(1)   Includes 500 shares held by his sons.

(2) Includes 2,475 shares held by Mr. Ewing individually, 550 shares held jointly with his wife and 30 shares held in trust for his children

(3)   Includes 780 shares held by his wife

(4) Includes 2,375 shares held by his sons, 110 shares held by his daughter and 1,402 shares held by his wife

(5)   Includes 1,000 shares held by his wife.

*     Less than 1%

Meetings of the Board of Directors and Committees

During 2003, the Board of Directors held 11 regular monthly meetings. A quorum was present at all meetings. No director except for Norman Jeffries, who attended 40% of the meetings he was eligible to attend as a result of illness, attended fewer than 75% of the meetings held by the Board and committees of which such director was a member.

All directors of the Corporation are also directors of the Bank. Regular meetings of the Corporation's and the Bank's Boards of Directors are held monthly. Additional meetings are held when deemed necessary. In addition to meeting as a group to review the Corporation's business, certain members of the Board also serve on certain standing committees of the Bank's Board of Directors. These committees, which are described below, serve similar functions for the Corporation.

The Audit and Examining Committee reviews significant auditing and accounting matters, the adequacy of the system of internal controls and examination reports of the internal auditor, regulatory agencies and independent accountants. Messrs. Jeffries, Ewing and Whigham currently serve as members of the Committee. Mr. Jeffries serves as Chairperson of the Committee. The Committee met four times during 2003. See additional Audit and Examining Committee disclosure under "Additional Information Regarding Directors and Officers".

The Loan and Discount Committee reviews all loan policy changes and requests for policy exceptions and loans approved by management. Messrs. Anderson, Ewing, Giscombe, Jeffries, Prezeau and Whigham and Ms. Coleman currently serve as members of the Committee. Mr. Anderson serves as Chairperson of the Committee. The Committee met 11 times during 2003.

The Investment Committee reviews overall interest rate risk management and all investment policy changes, along with purchases and sales of investments. Messrs. Prezeau, Anderson, Ewing, Giscombe and Whigham currently serve as members of the Committee. Mr. Prezeau serves as Chairperson of the Committee. The Committee met four times during 2003.

The Personnel/Director and Management Review Committee deals in broad terms with personnel matters and reviews director and officer compensation. Messrs. Giscombe, Jeffries, Prezeau, Whigham and Ms. Coleman currently serve as members of the Committee. Mr. Giscombe serves as Chairperson of the Committee. The Committee met twice during 2003.

The Building and Grounds Committee considers branch expansion and matters concerning Bank premises. Messrs. Ewing, Giscombe, Prezeau and Whigham currently serve as members of the Committee. Mr. Ewing serves as Chairperson of the Committee. The Committee did not meet during 2003.

The Marketing Committee oversees the Bank's marketing plan and strategies. Ms. Coleman and Messrs. Anderson, Giscombe, Prezeau and Whigham currently serve as members of the Committee. Ms. Coleman serves as Chairperson of the Committee. The Committee held four meetings during 2003.

Director Compensation

Each director of the Corporation receives an annual retainer of $3,500 and a $500 fee for each board meeting attended except for the chairperson, who receives $650, and the secretary, who receives $600. Committee chairpersons receive $300 for each meeting attended other than the chairperson of the Loan and Discount Committee, who receives $350 per meeting. Other committee members receive $250 for each meeting attended, except for Audit Committee members, who receive $275 for each meeting attended.

Director Retirement Plan

Effective January 1, 1997, the Corporation instituted a director retirement plan. Under this plan, a director who attains the age of at least 65 and has completed five years of service on the Board, shall receive an annual benefit equal to 50% of the aggregate amount of the director's fees paid to such director during the then last full fiscal year of the Corporation (the "normal retirement benefit"). This annual benefit is to be paid each year for ten years beginning on the date the director retires from service on the Board. If the director ceases service on the Board prior to attaining the age of 65 but after completing at least five years of service on the Board, the director shall receive an annual benefit equal to a percentage of the normal retirement benefit determined under this table.

--------------------------------------------------------------------------------------------------
Years of Service                => 5 < 7       => 7 < 8       => 8 < 9        => 9 < 10       >10
--------------------------------------------------------------------------------------------------
Applicable Percentage of          20%            40%            60%              80%          100%
Normal Retirement Benefit
--------------------------------------------------------------------------------------------------

Upon a change in control of the Corporation (as defined) followed by a termination of the director's status as a member of the Board for any reason or a failure for whatever reason for the director to be nominated and elected to an immediately succeeding term, the director shall receive a benefit equal to the present value (discounted at the rate of 4%) of a theoretical series of 120 monthly payments, with each payment equal to 1/12 of the normal retirement benefit without regard as to whether the director otherwise qualified for the normal retirement benefit.

If a director dies while in active service on the Board, the designated beneficiary of such director shall receive the greater of (a) that part of the normal retirement benefit accrued by the Corporation for such director as of the date of such director's death (determined based on the formula described above), and (b) a projected retirement benefit calculated in January 1997 based on the director's age and assumed increases in director's fees prior to such director attaining the age of 65. This death benefit is payable to the beneficiary in monthly installments over ten years.

The Corporation may amend or terminate this plan at any time prior to termination of service by the director, provided that all benefits accrued by the Corporation as of the date of such termination or amendment shall be fully vested; and, provided further, that the plan may not be amended or terminated after a change of control (as defined) unless the director consents thereto.

================================================================================
The Board recommends that you vote "FOR" the election of the one (1) nominee for director.
================================================================================

                             THE EXECUTIVE OFFICERS

Listed below is certain information concerning the current executive officers of the Corporation.

                                      In Office
Name                       Age          Since       Office And Business Experience
----                       ---          -----       ------------------------------
Louis E. Prezeau           61            1989       President and Chief Executive Officer, City National Bancshares Corporation
                                                    and City National Bank of New Jersey

Stanley Weeks              47            1994       Senior Vice President and Chief Credit Officer, City National Bank of New
                                                    Jersey; 1984-1994, Vice President, First Fidelity Bank, N.A.

Edward R. Wright           58            1994       Senior Vice President and Chief Financial Officer, City National Bancshares
                                                    Corporation and City National Bank of New Jersey; 1978-1994, Executive
                                                    Vice President and Chief Financial Officer, Rock Financial Corporation

Veronica T. Gilbert        44            1999       Senior Vice President, City National Bank of New Jersey; 1987-1999
                                                    National Bank Examiner and Field Officer Analyst, Office of the Comptroller
                                                    of the Currency

                           Summary Compensation Table

The following table summarizes compensation for services to the Corporation and the Bank for the years ended December 31, 2003, 2002 and 2001` paid to the Chief Executive Officer and to the other executive officers of the Corporation and the Bank.

---------------------------------------------------------------------------------------------------------------------------
                                                             Annual Compensation                   Long-Term Compensation
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Awards:
                                                                                                 Securities       Payouts:
Name and                                                                        Other Annual     Underlying      All Other
Principal Position                             Year     Salary       Bonus      Compensation(1)  Options       Compensation
---------------------------------------------------------------------------------------------------------------------------
Louis E. Prezeau                               2003     $195,000     $ 79,012     $  8,488(2)     $     --     $110,400(6)
  President and Chief Executive                2002      185,000       60,000        7,985(2)           --      101,267(6)
  Officer, City National Bancshares            2001      185,000       26,000        6,767(2)           --       54,307(6)
  Corporation and City National Bank
  of New Jersey
---------------------------------------------------------------------------------------------------------------------------
Stanley M. Weeks                               2003     $120,000     $ 15,600     $  8,212(3)     $     --     $  9,817(7)
  Senior Vice President and Chief              2002      115,000       18,450        7,672(3)           --        8,818(7)
  Credit Officer, City National Bank of        2001      110,000       23,300        7,231(3)           --        7,689(7)
  New Jersey
---------------------------------------------------------------------------------------------------------------------------
Edward R. Wright                               2003     $108,000     $ 12,240     $  9,737(4)     $     --     $ 25,279(7)
  Chief Financial Officer, City National       2002      103,500       13,105        8,200(4)           --       22,522(7)
  Bancshares Corporation and City              2001       99,000        8,970        8,030(4)           --       20,123(7)
  National Bank of New Jersey
---------------------------------------------------------------------------------------------------------------------------
Veronica Gilbert                               2003     $105,000     $  7,650     $  6,349(5)     $     --     $  7,028(7)
  Senior Vice President, City National         2002      101,500        8,545        7,196(5)           --        6,262(7)
  Bank of New Jersey                           2001       97,500        7,925        6,827(5)           --        5,584(7)
---------------------------------------------------------------------------------------------------------------------------

(1) Perquisites and other personal benefits paid to any named executive officer did not exceed the lesser of $50,000 or 10% of the annual salary and bonus reported in the table for that individual and are, therefore, not presented.

(2) Includes payments made under the Corporation's profit sharing plan of $5,288, $3,567, and $2,681, in 2003, 2002 and 2001, respectively, and insurance premiums paid on a life insurance policy on the life of Mr. Prezeau of $3,200, 3,200 and $3,200, in 2003, 2002 and 2001, respectively.

(3) Includes payments made under the Corporation's profit sharing plan of $3,412, $2,872, and $2,431 respectively, and automobile allowance payments of $4,800 in 2003, 2002 and 2001, respectively.

(4) Includes payments made under the Corporation's profit sharing plan of $3,737, $2,200, and $2,030 respectively and automobile allowance payments of $6,000 in 2003, 2002 and 2001, respectively.

(5) Includes payments made under the Corporation's profit sharing plan of $1,549, $2,396, and $2,027, in 2003, 2002 and 2001 respectively and automobile allowance payments of $4,800 in 2003, 2002 and 2001, respectively.

(6) These amounts represent the accrual of benefits under the Director Retirement Plan and Salary Continuation Plan.

(7) These amounts represent the accrual of benefits under the Salary Continuation Plan.

Prezeau Employment Agreement

In May, 2003 the Bank and the Corporation renewed an employment agreement with Mr. Prezeau to serve as the President and Chief Executive Officer of both entities. The agreement is for a term of three years. Under the agreement, Mr. Prezeau is to receive an annual salary of at least $200,000, subject to increases in the second and third year of the agreement at the discretion of the Board. Additionally, Mr. Prezeau is to receive an annual performance bonus equal to:

      10% of the amount of earnings, as defined, of the Corporation for each year that exceed 10% but are less than 15% of the amount of the Corporation's common stockholders' equity, plus;

      20% of the amount of earnings, as defined, of the Corporation for such year that exceed 15% of the amount of the Corporation's common stockholders' equity.

The performance bonus shall be paid in cash or common stock of the Corporation, at the election of Mr. Prezeau.

Under the agreement, Mr. Prezeau may be granted an option to purchase an undetermined amount of the Corporation's common stock at a price to be determined at the time the option is granted. If the Corporation and the Bank do not offer to renew the agreement upon its termination under terms satisfactory to Mr. Prezeau, or if the Corporation or the Bank terminates Mr. Prezeau's employment without cause (as defined), then Mr. Prezeau shall receive a lump sum amount equal to his then current base salary and a limited continuation of his life and health insurance coverage. If Mr. Prezeau terminates his employment due to a change in control of the Corporation (as defined), or if the Bank or the Corporation fail to comply with their obligations under the agreement or upon the failure of the stockholders of the Corporation to elect Mr. Prezeau as a director, Mr. Prezeau shall be entitled to receive liquidated damages and full satisfaction of claims he may have under the agreement. Mr. Prezeau is also entitled to fringe, medical, health and life insurance benefits, including life insurance for an amount of up to three times his base salary then in effect and the use of an automobile.

Salary Continuation Plan

Effective in January 1997, the Corporation and the Bank adopted a Salary Continuation Plan (the "Plan") to encourage selected executive officers to remain as employees of the Corporation by agreeing to pay salary continuation benefits to each such executive. Specifically, if the executive's employment with the Corporation is terminated for whatever reason (other than death) after he attains the age of 65, the executive will receive an annual benefit equal to 40% of the annual base salary received by the executive during the last complete fiscal year of his or her service as an employee (the "normal retirement benefit") except in the case of Mr. Prezeau, who will receive 60%. Such benefit shall be payable to the executive in equal monthly installments over 15 years. If the executive's employment with the Corporation is terminated for any reason (other than death) prior to the executive attaining the age of 65, the executive shall receive the same benefit payable over the same period of time multiplied by a fraction the numerator of which is the executive's years of service prior to termination of employment and the denominator of which is the years of service the executive would have had had the executive's employment terminated when he was 65.

Upon a change of control of the Corporation (as defined) followed at any time during the succeeding 12 months by a cessation in the executive's employment for reasons other than death, disability or retirement, the executive shall receive a lump sum payment equal to the present value (discounted at the rate of 7.5%) of the stream of payments the executive would have received had he qualified for the normal retirement benefit. If the executive dies while in active service to the Corporation, the beneficiary of the executive will receive an amount equal to the greater of that part of the normal retirement benefit accrued by the Corporation for the executive as of the date of the executive's death or the projected retirement benefit calculated in January 1997 based on the executive's age and other assumptions regarding increases in base salary. This death benefit is payable to the beneficiary in equal monthly installments over 15 years.

As of December 31, 2003, the Corporation had accrued director retirement plan and accrued salary continuation benefits for Mr. Prezeau of $27,598 and $491,692 respectively.

Life Insurance Plan

The Bank has a plan which provides its executive officers with certain life insurance benefits. Under the plan, the Bank has purchased life insurance policies on the lives of each executive and has agreed to provide the designated beneficiary of each executive with death benefits equal to the lesser of (i) two times such executive's annual base salary most recent to his death and (ii) the excess of the total death proceeds under the policy over the cash surrender value of such policy on the date of death.

             ADDITIONAL INFORMATION REGARDING DIRECTORS AND OFFICERS

Information about the Corporation's Audit and Examining Committee

The members of the Audit and Examining Committee are considered to be independent under the definition of independence contained in Rule 42005(a) of the listing standards of the National Association of Securities Dealers.

All the members of the Audit Committee are considered financially literate, defined as being able to read and understand fundamental financial statements. Norman Jeffries, who is currently the chief financial officer of a business organization and is also a certified public accountant has been designated as a financial expert. In 2002, the Audit and Examining Committee adopted a written Audit Committee Charter, which defines the responsibilities and obligations of the Audit and Examining Committee. A copy of the Charter was attached as an exhibit to the Corporation's Proxy Statement for the 2002 Annual Meeting.

Report of the Audit Committee

In connection with the December 31, 2003 financial statements, the Audit
Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committee, as amended, by the Independence Standards Board.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the Securities Exchange Committee.

Leon Ewing
Norman Jeffries
Lemar Whigham

Transactions with Management

Certain directors of the Corporation had loans with the Bank in 2003. These loans were on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable loans with others and did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank may have similar transactions in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Corporation's executive officers and directors, and any persons owning ten percent or more of Corporation's common stock, to file in their personal capacities initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statements of beneficial ownership with the SEC. The rules of the SEC regarding the filing of such statements require that late filings of such statements be disclosed in the proxy statement. To the best of management's knowledge, all such statements were timely filed in 2003.

                                   PROPOSAL 2
                       APPOINTMENT OF INDEPENDENT AUDITORS

The accounting firm of KPMG, LLP served as the independent auditors for the Corporation for the year ended December 31, 2003. Services provided included the examination of the consolidated financial statements and preparation of the tax returns.

The Board has appointed KPMG, LLP as the independent auditors for the Corporation and the Bank for 2003. Stockholder ratification of the appointment is not required under the laws of the State of New Jersey, but the Board has decided to ascertain the position of the stockholders on the appointment. The Board may reconsider the appointment if it is not ratified. The affirmative vote of a majority of the shares voted at the meeting is required for ratification.

Representatives of KPMG, LLP are expected to be present at the meeting and will be allowed to make a statement if they so desire. Additionally, they will be available to respond to appropriate questions from stockholders during the meeting.

The Corporation incurred the following fees for services provided by KPMG, LLP:

                                                       2003                 2002
                                                   --------             --------

Audit fees                                         $ 82,000             $ 78,500
Tax service fees                                     31,000               27,500
                                                   --------             --------
                                                   $113,000             $106,000
                                                   ========             ========

================================================================================
The Board recommends that you vote "FOR" ratification of the Section of KPMG LLP as independent auditors for 2003.
================================================================================

                              STOCKHOLDER PROPOSALS

Stockholders who intend to present proposals at the 2005 Annual Meeting of Stockholders must present a written proposal to the Corporation by December 23, 2004, for inclusion in the Corporation's proxy statement.

                                  OTHER MATTERS

Management knows of no other business scheduled for consideration at the meeting. Should any matter properly come before the meeting or any adjournment thereof, it is intended that proxies will vote in accordance with their best judgment.

                                By order of the Board of Directors


                                Lemar C. Whigham
                                Secretary

March 28, 2004

                                REVOCABLE PROXY
                      CITY NATIONAL BANCSHARES CORPORATION

                    [X]PLEASE MARK VOTES AS IN THIS EXAMPLE

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE Annual Meeting of Stockholders ON MAY 20, 2004

The undersigned hereby appoints Edward R. Wright and Stanley Weeks, and each of them, as the undersigned's true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of CITY NATIONAL BANCSHARES CORPORATION to be held at the Corporation's headquarters located at 900 Broad Street, Newark, New Jersey on Thursday, May 20, 2004 at 6:00 p.m., and at any adjournments thereof, on all matters coming before such meeting.

1. The election as director listed (except as marked to the contrary below):
Barbara Bell Coleman
Norman Jeffries
Lemar C. Whigham

                  With-    For All
         For      hold     Except
         [_]      [_]       [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2. The ratification of the appointment of KPMG LLP as auditors for the fiscal year ending December 31, 2004. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS APPEARING ON THIS CARD. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS 1 OR 2. THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's Annual Report and notice of meeting and proxy statement dated March 28, 2004 is hereby acknowledged. Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian, partner, or corporate officer please give FULL title.

Please be sure to sign and date this Proxy in the box below.

----------------------------------------
Date

----------------------------------------
Stockholder sign above

----------------------------------------
Co-holder (if any) sign above

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

CITY NATIONAL BANCSHARES CORPORATION

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.